UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2019

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA		01864
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gregory R. Beecher is retiring as Vice President and Senior Advisor of Teradyne, Inc. (“Teradyne” or the “Company”) effective July 17, 2019 (the “Retirement Date”). As previously announced, Sanjay Mehta succeeded Mr. Beecher as the Company’s Chief Financial Officer effective April 25, 2019.

In connection with his retirement, Teradyne entered into an agreement on July 17, 2019 with Gregory R. Beecher (the “Retirement Agreement”). Under the Retirement Agreement, Mr. Beecher’s unvested equity will continue to vest as follows: (i) unvested time-based restricted stock units and stock options granted before 2019 will continue to vest in accordance with their terms through January 31, 2023; (ii) unvested time-based restricted stock units and stock options granted in 2019 prior to the Retirement Date will continue to vest in accordance with their terms through January 31, 2023 in a pro-rated amount based on the number of days that Mr. Beecher was employed during 2019; (iii) unvested performance-based restricted stock units awarded more than 365 days prior to the Retirement Date will continue to vest in accordance with their terms; and (iv) unvested performance-based restricted stock units awarded less than 365 days prior to the Retirement Date will continue to vest in accordance with their terms in a pro-rated amount based on the number of days Mr. Beecher was employed during the 365 calendar day period following the applicable grant date. Any of Mr. Beecher’s vested options or options that vest prior to January 31, 2023 may be exercised for the remainder of the applicable option term. In the Retirement Agreement, Mr. Beecher agreed to be bound by non-competition and non-solicitation restrictions through January 31, 2023 and to enter into an employment release.    The Retirement Agreement also includes additional, standard terms and conditions relating to Mr. Beecher’s separation from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: July 18, 2019	By:	/s/ Sanjay Mehta
	Name:	Sanjay Mehta
	Title:	Vice President, Chief Financial Officer and Treasurer